AGREEMENT AND PLAN OF REORGANIZATION


            THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made this _____ day of April, 1999, among First Target Acquisition, Inc., a Nevada corporation formerly known as "Cookie Cup International" ("FTA"); thatlook.com, Inc., a New Jersey corporation ("thatlook.com"); and the thatlook.com stockholders, all of whom are listed on Exhibit A hereto and who execute and deliver a copy of the Plan (collectively, the "thatlook.com Stockholders").

                             W I T N E S S E T H:

                                   RECITALS

            WHEREAS, the respective Boards of Directors of FTA and thatlook.com and the thatlook.com Stockholders have adopted resolutions pursuant to which FTA shall acquire and the thatlook.com Stockholders shall exchange 100% of the outstanding common stock of thatlook.com; and

            WHEREAS, the sole consideration for 100% interest in thatlook.com shall be the exchange of $0.001 par value common stock of FTA (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission) as outlined in Exhibit A; and

            WHEREAS, the thatlook.com Stockholders shall acquire in exchange the "restricted securities" of FTA in a reorganization within the meaning of
Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

            NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

                                  Section 1

                              Exchange of Stock

            1.1 Number of Shares. The thatlook.com Stockholders agree to transfer to FTA at the closing (the "Closing") 100% of the outstanding securities of thatlook.com, listed in Exhibit A, which is attached hereto and incorporated herein by reference (the "thatlook.com Shares"), in exchange for 9,990,000 shares of common stock of FTA. Taking into account (i) these shares; (ii) the current outstanding shares of FTA (368,333 shares); and (iii) 741,667 shares of common stock of FTA to be issued to certain consultants in accordance with applicable federal and state securities laws, rules and regulations at or immediately following the Closing of this Plan, as set forth in the aforementioned resolutions of the Boards of Directors of FTA and thatlook.com and the thatlook.com Stockholders, there will be 11,100,000 outstanding shares on the completion of the Plan. The exchange shall be on a basis of 45,077.1591 shares of FTA for each of the thatlook.com Shares.

            1.2 Delivery of Certificates by Thatlook.com Stockholders. The transfer of the thatlook.com Shares by the thatlook.com Stockholders shall be effected by the delivery to FTA at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of FTA and with all necessary transfer taxes and other revenue stamps affixed and acquired at the thatlook.com Stockholders' expense.

            1.3 Further Assurances. At the Closing and from time to time thereafter, the thatlook.com Stockholders shall execute such additional instruments and take such other action as FTA may request in order to exchange and transfer clear title and ownership in the thatlook.com Shares to FTA.

            1.4 Resignation of Present Director and Executive Officer and Designation of New Directors and Executive Officers. On Closing, the present director and executive officer of FTA shall designate the directors and executive officers nominated by thatlook.com to serve in his place and stead, until the next respective annual meetings of the stockholders and the Board of Directors of FTA, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, who shall be: Gerard A. Powell, President and director; Vincent Trapasso, Vice President; Charlie Lynn Trapasso, Secretary/Treasurer; Richard H. Gwinn, director; and Saul S. Epstein, director. In addition, at the Closing, the present sole director and executive officer of FTA shall nominate two directors to serve on the Board of Directors of FTA until the next annual meeting of the stockholders of FTA, and then he shall resign.

            1.5  Change of Name.   Prior to or simultaneous with the Closing
of this Plan, the Board of Directors of FTA shall have adopted resolutions declaring the advisability of amending FTA's Articles of Incorporation to change its name to "thatlook.com, Inc." and calling a meeting of the stockholders of FTA entitled to vote for the consideration thereof.

                            1.7  Assets and Liabilities of FTA at Closing.
FTA
shall have no material assets and no liabilities at Closing, and all costs incurred by FTA incident to the Plan shall have been paid or satisfied. FTA hereby acknowledges that thatlook.com has deposited the sum of $15,000 in the trust account of FTA's legal counsel in full payment of FTA's legal fees incurred in connection with the preparation and Closing of this Plan and that there are no other liabilities (contingent or otherwise) that have been or will be incurred in connection with the transactions contemplated hereby.

            1.8 Limitation on Reverse Splits. Without the prior written consent of Charles Johnson, the sole current member of the Board of Directors of FTA, which consent shall not be unreasonably withheld, no reverse split of the outstanding voting securities of FTA shall be effected following the Closing, for a period of not less than 12 months.

                            1.9  Closing.  The Plan will be deemed to be
closed
on receipt of the signatures of the thatlook.com Stockholders collectively owning not less than 80% of the thatlook.com Shares; and FTA and thatlook.com will use their "best efforts" to acquire the remaining thatlook.com Shares under the Plan as soon as is practicable.

                                  Section 2

                                   Closing

            The Closing contemplated by Section 1 shall be held at the offices of Leonard W. Burningham, Esq., Suite 205 Hermes Building, 455 East 500 South, Salt Lake City, Utah 84111, on or before ten days following the execution and delivery of this Plan, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                                  Section 3

                    Representations and Warranties of FTA

            FTA represents and warrants to, and covenants with, the thatlook.com Stockholders and thatlook.com as follows:

            3.1 Corporate Status; Filings with Securities and Exchange Commission. FTA is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary and owns no interest in any other person or entity. FTA is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations; its class of one mill ($0.001) par value common stock is registered with the Securities and Exchange Commission pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and FTA has made all filings that it has been required to make pursuant to the 1934 Act and the Securities Act of 1933, as amended (the "1933 Act"). Each of such filings complied with the 1933 Act and/or the 1934 Act, as applicable, in all material respects. All of such filings were true, accurate and complete in every material respect and none of such filings omitted to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

            3.2 Capitalization. The current pre-Plan authorized capital stock of FTA consists of 50,000,000 shares of $0.001 par value common stock. There are 368,333 shares of common stock issued and outstanding, all fully paid and non-assessable, and all of which have been issued in accordance with applicable federal and state securities laws, rules and regulations. Except for (i) the 741,667 shares of common stock of FTA to be issued to certain consultants at or immediately following the Closing, as set forth in Section 1.1, above, and (ii) the subscriptions of certain creditors of thatlook.com to acquire after the Closing a presently undetermined amount of common stock of FTA in consideration of retirement of thatlook.com debt, which subscriptions are attached hereto as Exhibit B and incorporated herein by reference, there are no options, warrants, rights or calls issuable or outstanding pursuant to which any person has the right to acquire or purchase any shares of common stock of FTA or other rights to acquire shares of common stock of FTA.

            3.3 Financial Statements. The financial statements of FTA furnished to the thatlook.com Stockholders and thatlook.com, consisting of audited financial statements for the fiscal years ended June 30, 1998 and 1997, and unaudited financial statements for the period ended December 31, 1998, attached hereto as Exhibit C and incorporated herein by reference, are correct and fairly present the financial condition, results of operations, changes in stockholders' equity and cash flows of FTA at such dates and for the periods involved; such statements were prepared in accordance with rules and regulations of the Securities and Exchange Commission and generally accepted accounting principles consistently applied throughout such periods, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit D, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            3.4 Undisclosed Liabilities. FTA has no liabilities of any nature except to the extent reflected or reserved against in its December 31, 1998, balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D.

            3.5 Interim Changes. Since the date of its December 31, 1998, balance sheet, except as set forth in Exhibit D, there have been no (1) material adverse changes in the financial condition, assets, liabilities, prospects, results of operations or business of FTA which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of FTA, payments of any dividend or other distribution in respect of any class of stock of FTA, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

            3.6 Title to Property. FTA has good and marketable title to all properties and assets, real and personal, reflected in its December 31, 1998, balance sheet, and the properties and assets of FTA are subject to no mortgage, pledge, lien or encumbrance, except for liens shown therein or in Exhibit D, with respect to which no default exists.

            3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of FTA, threatened, against or relating to FTA, its properties or business, except as set forth in Exhibit D. Further, no officer, director or person who may be deemed to be an affiliate of FTA is party to any material legal proceeding which could have an adverse effect on FTA (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to FTA.

            3.8 Books and Records. From the date of this Plan to the Closing, FTA will (1) give to the thatlook.com Stockholders and thatlook.com or their respective representatives full access during normal business hours to all of FTA offices, books, records, contracts and other corporate documents and properties so that the thatlook.com Stockholders and thatlook.com or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of FTA as the thatlook.com Stockholders and thatlook.com or their respective representatives may reasonably request.

            3.9 Tax Returns. FTA has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

            3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), FTA and its representatives will keep confidential any information which they obtain from the thatlook.com Stockholders or from thatlook.com concerning the properties, assets and business of thatlook.com. If the transactions contemplated by this Plan are not consummated by May 7, 1999, FTA will return to thatlook.com all written matter with respect to thatlook.com obtained by FTA in connection with the negotiation or consummation of this Plan.

            3.11 Corporate Authority. FTA has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the thatlook.com Stockholders and thatlook.com or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by FTA's officers and performance thereunder, and certifying that the director adopting and delivering such resolutions is the sole duly elected and incumbent director of FTA.

            3.12 Due Authorization. Execution of this Plan and performance by FTA hereunder have been duly authorized by all requisite corporate action on the part of FTA, and this Plan constitutes a valid and binding obligation of FTA, enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of FTA or any law, rule or court order. Except for the filing of a certificate with the State of New Jersey, which FTA hereby undertakes to do in a timely manner, FTA need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transaction contemplated by this Plan.

            3.13 Environmental Matters. FTA has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of FTA or FTA's predecessors.
In addition, to the best knowledge of FTA, there are no substances or conditions which may support a claim or cause of action against FTA or any of FTA's current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any federal, state or local statutes or regulations or court order or decree governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

           3.14 Access to Information Regarding Thatlook.com. FTA acknowledges that it has been delivered copies of what has been represented to be documentation containing all material information respecting thatlook.com and thatlook.com's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of thatlook.com, and with the legal and accounting firms of thatlook.com, with respect to such documentation; and that to the extent requested, all questions raised have been answered to FTA's complete satisfaction.

                                  Section 4

            Representations, Warranties and Covenants of Thatlook.com
                     and the Thatlook.com Stockholders

            Thatlook.com and the thatlook.com Stockholders (Sections 4.1, 4.11, 4.12 and 4.15 are the only representations of the thatlook.com Stockholders owning less than 20 shares of common stock of thatlook.com) severally represents and warrants to, and covenants with, FTA as follows:

           4.1 Ownership. Each of the thatlook.com Stockholders severally represents and warrants that the thatlook.com Shares owned by such person as reflected on Exhibit A annexed hereto are owned by such person free and clear of any liens or encumbrances of any type or nature whatsoever, and each has full right, power and authority to convey the thatlook.com Shares owned by such person without qualification, subject to applicable federal and state securities laws, rules and regulations.

            4.2 Corporate Status. Thatlook.com is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey and, except as indicated in Exhibit F, is licensed or qualified as a foreign corporation in all states or foreign countries and provinces in which the nature of thatlook.com's business or the character or ownership of thatlook.com's properties makes such licensing or qualification necessary.

            4.3  Capitalization.    The current pre-Plan authorized capital
stock of thatlook.com consists of 1,000 shares of no par value common stock. There are 221.62 shares of common stock issued and outstanding, all fully paid and non-assessable and all of which have been issued in accordance with applicable federal and state securities laws, rules and regulations. There are no outstanding options, warrants or calls pursuant to which any person has the right to acquire or purchase any other securities of thatlook.com.

            4.4 Financial Statements. The financial statements of thatlook.com furnished to FTA, consisting of unaudited financial statements for the calendar year ended December 31, 1998, attached hereto as Exhibit E and incorporated herein by reference, are correct and fairly present the financial condition of FTA at such date and for the period involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit F, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

            4.5 Undisclosed Liabilities. Except as set forth in Exhibit F, thatlook.com has no liabilities of any nature except to the extent reflected or reserved against in its December 31, 1998, balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

            4.6 Interim Changes. Since the date of its December 31, 1998, balance sheet, except as set forth in Exhibit F, there have been no (1) changes in financial condition, assets, liabilities or business of thatlook.com which, in the aggregate, have been materially adverse; (2) damages, destruction or losses of or to property of thatlook.com, payments of any dividend or other distribution in respect of any class of stock of thatlook.com, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

            4.7 Title to Property. Thatlook.com has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in Exhibit E, and the properties and assets of thatlook.com are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the balance sheet or in Exhibit F, with respect to which no default exists.

            4.8 Litigation. There is no litigation or proceeding pending, or to the knowledge of thatlook.com, threatened, against or relating to thatlook.com or its properties or business, except as set forth in Exhibit F. Further, no officer, director or person who may be deemed to be an affiliate of thatlook.com is party to any material legal proceeding which could have an adverse effect on thatlook.com (financial or otherwise), and none is party to any action or proceeding in which any has an interest adverse to thatlook.com.

            4.9 Books and Records. From the date of this Plan to the Closing, the thatlook.com Stockholders will cause thatlook.com to (1) give to FTA and its representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that FTA may inspect and audit them; and (2) furnish such information concerning the properties and affairs of thatlook.com as FTA may reasonably request.

            4.10 Tax Returns. Thatlook.com has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

            4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), thatlook.com, the thatlook.com Stockholders and their representatives will keep confidential any information which they obtain from FTA concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by May 7, 1999, thatlook.com and the thatlook.com Stockholders will return to FTA all written matter with respect to FTA obtained by them in connection with the negotiation or consummation of this Plan.

            4.12 Investment Intent. The thatlook.com Stockholders are acquiring the shares to be exchanged and delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the thatlook.com Stockholders have no commitment or present intention to liquidate
the Company or to sell or otherwise dispose of the FTA shares.   The
thatlook.com Stockholders shall execute and deliver to FTA on the Closing an Investment Letter attached hereto as Exhibit G and incorporated herein by reference, (i) acknowledging the "unregistered" and "restricted" nature of the shares of FTA being received under the Plan in exchange for the thatlook.com Shares, (ii) the receipt of certain material information regarding FTA (its annual and quarterly reports filed with the Securities and Exchange Commission during the past 12 months), and (iii) compromising any claims of any type or nature whatsoever each may have against thatlook.com respecting the purchase of any of the securities of thatlook.com or based upon any violation by thatlook.com of any federal, state or foreign securities laws, rules or regulations up to and including the date of the Closing.

            4.13 Corporate Authority. Thatlook.com has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to FTA or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

            4.14 Due Authorization. Execution of this Plan and performance by thatlook.com hereunder have been duly authorized by all requisite corporate action on the part of thatlook.com, and this Plan constitutes a valid and binding obligation of thatlook.com, enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or at law, and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other material commitments of thatlook.com or any law, rule or court order. Except for the filing of a certificate with the State of New Jersey, which thatlook.com hereby undertakes to do in a timely manner, thatlook.com need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency in order to consummate the transaction contemplated by this Plan.

            4.15 Environmental Matters. Thatlook.com and the thatlook.com Stockholders have no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of thatlook.com or its predecessors. In addition, to the best knowledge of thatlook.com, there are no substances or conditions which may support a claim or cause of action against thatlook.com or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any federal, state or local statutes or regulations or court order or decree governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

            4.16 Access to Information Regarding FTA. Thatlook.com and the thatlook.com Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting FTA and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of FTA, and with the legal and accounting firms of FTA, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                                  Section 5

             Conditions Precedent to Obligations of Thatlook.com
                      and the Thatlook.com Stockholders

            All obligations of thatlook.com and the thatlook.com Stockholders under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

            5.1 Representations and Warranties True at Closing. The representations and warranties of FTA contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

            5.2 Due Performance. FTA shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

            5.3 Officer's and Controlling Stockholder's Certificate. Thatlook.com and the thatlook.com Stockholders shall have been furnished with a certificate signed by the President and the controlling stockholder of FTA, in such capacities, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (i) that all representations and warranties of FTA contained herein are true and correct; and (ii) that since the date of the financial statements (Exhibit C hereto), there has been no material adverse change in the financial condition, business or properties of FTA, taken as a whole. In addition, FTA hereby covenants that David C. Merrell, doing business as Chiricahua Corp., who is the controlling stockholder of FTA prior to the Closing of the Plan, within five days of the date hereof, shall execute an agreement reasonably satisfactory to thatlook.com to indemnify and hold thatlook.com and the thatlook.com Stockholders harmless against any liability, cost and expense (including their reasonable attorney's fees) arising from any material breach of any representation or warranty of FTA herein.

            5.4 Opinion of Counsel. Thatlook.com and the thatlook.com Stockholders shall have received an opinion of counsel for FTA in form and substance reasonably satisfactory to them, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2, 3.11 and 3.12 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of FTA to be issued to the thatlook.com Stockholders under this Plan will, when issued in accordance with this Plan, be validly issued, fully-paid and non-assessable.

            5.5 Assets and Liabilities of FTA. Unless otherwise agreed, FTA shall have no assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

            5.6 Resignation of Director and Executive Officer and Designation of New Directors and Executive Officers. The present director and executive officer of FTA shall resign, and shall have designated nominees of thatlook.com and two nominees of his own, as outlined in Section 1.4 hereof as directors and executive officers of FTA to serve in his place and stead, until the next respective annual meetings of the stockholders and Board of Directors of FTA, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, and then the present director and executive officer of FTA shall resign.

            5.7  Name Change of FTA and Issuance of Compensation Shares.
Prior to or simultaneous with the Closing of this Plan, the Board of Directors of FTA shall have adopted such resolutions as are necessary for the purpose of amending its Articles of Incorporation to change the name of FTA to "thatlook.com, Inc." and shall promptly call a meeting of the FTA stockholders entitled to vote for the consideration thereof. Simultaneous with the Closing of this Plan, the Board of Directors of FTA shall cause the compensation shares of common stock outlined in Section 1.1 hereof, to be issued as fully paid and non-assessable shares, and thatlook.com and the thatlook.com stockholders agree not to challenge the validity or legality of the issuance of such shares or any other shares that are issued and outstanding immediately prior to the Closing of this Plan, except to the extent such issuance is inconsistent with the representations set forth in Section 3.2 hereof.

            5.8 Thatlook.com Stockholders' Approval. Persons collectively owning not less than 100% of the thatlook.com Shares shall have adopted, executed and delivered the Plan.

                                  Section 6

                  Conditions Precedent to Obligations of FTA

            All obligations of FTA under this Plan are subject, at FTA's option, to the fulfillment, before or at the Closing, of each of the following conditions:

            6.1 Representations and Warranties True at Closing. The representations and warranties of thatlook.com and the thatlook.com Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

            6.2 Due Performance. Thatlook.com and the thatlook.com Stockholders shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

            6.3 Officer's Certificate. FTA shall have been furnished with a certificate signed by the President of thatlook.com, in such capacity, and personally, attached hereto as Exhibit I and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of thatlook.com and the thatlook.com Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit E), there has been no material adverse change in the financial condition, business or properties of thatlook.com, taken as a whole.

            6.4 Stockholders' Approval. Persons collectively owning not less than 100% of the thatlook.com Shares shall have adopted, executed and delivered the Plan.

            6.5  Subscriptions.   The Subscription Documents covering the
subscriptions provided in Section 3.2 hereof shall have been delivered and accepted by FTA.

            6.6 Books and Records. The thatlook.com Stockholders or the Board of Directors of thatlook.com shall have caused thatlook.com to make available all books and records of thatlook.com, including minute books and stock transfer records; provided, however, only to the extent requested in writing by FTA at Closing.


                                  Section 7

                                 Termination

            Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the directors of FTA or thatlook.com and the thatlook.com Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of FTA or thatlook.com and the thatlook.com Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                  Section 8

                              General Provisions

            8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

            8.2 Waiver. Any failure on the part of any party hereto to comply with any of FTA obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

            8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Plan, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by him/her/it.

            8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

                  If to FTA:        Mr. Charles Johnson
                                    3255 South 8820 West
                                    Magna, Utah 84044

                  With a copy to:   Leonard W. Burningham, Esq.
                                    455 East 500 South, #205
                                    Salt Lake City, Utah 84111

                  If to thatlook.com:210 West Fourth Street, Suite 101
                                     East Stroudsburg, Pennsylvania 18301

                  With a copy to:   S. Asher Gaffney, Esq.
                                    Robinson Brog Leinwand Greene Genovese &
                                    Gluck P.C.
                                    1345 Avenue of the Americas
                                    New York, New York 10105

                  Stockholders:     To the addresses listed on Exhibit A

            8.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

            8.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

            8.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

            8.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

            8.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

     IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                                   FIRST TARGET ACQUISITION, INC.


Date: April 29, 1999.               By /s/ Charles Johnson
      ---------------                  -------------------
                                      Charles Johnson, President


                                    THATLOOK.COM, INC.



Date: April 29, 1999.               By /s/ Gerard A. Powell
      ---------------                 --------------------
                                      Gerard A. Powell, Chief Executive
                                      Officer

                     AGREEMENT AND PLAN OF REORGANIZATION
                          COUNTERPART SIGNATURE PAGE


            This Counterpart Signature Page for that certain Agreement and Plan of Reorganization (the "Agreement") dated as of the 29 day of April, 1999, among First Target Acquisition., Inc., a Nevada corporation ("FTA"); thatlook.com, Inc., a New Jersey corporation ("thatlook.com"); and the thatlook.com stockholders (the "thatlook.com Stockholders") who are signatories thereto, is executed by the undersigned, a thatlook.com Stockholder, as of the date first written above. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of the Agreement.

                                   /s/ Richard Gwinn

                                   /s/ Harvey Kimmel

                                   /s/Saul Epstein

                                   /s/Gerard A. Powell

                                   /s/ Claire Powell

                                   /s/Gerard X and Shirley Powell

                                   /s/Maureen Powell

                                   /s/Vincent J. Trapasso

                                   /s/Charlie Lynn Trapasso

                                   /s/The Gerard Group

                                   /s/Melvyn J. Dinner, M.D.

                                   /s/Francis Gaskins

                                   /s/Clarion Associates

                                   /s/Marvin Metzger

                                   /s/William R. White, Jr.

                                   /s/Vincent Mullay

                                   /s/ Susan Peterson

                                   /s/Gina Prisinzano

                                   /s/ Debbi Brink

                                   /s/Olga Mercado

                                   /s/Regina Fantry

                                   /s/Donna Sorrentino

                                   /s/Charles Daniel

                                   /s/Angela Grabowski

                                   /s/Cindy Griffith

                                   /s/Chelby Harrison

                                   /s/Kerri Miller

                                   /s/Jennifer Silfee

                                   /s/Timothy Stewart

                                   /s/John Coyle

                                   /s/Eileen White

                                   /s/Rebecca Hannon

                                   /s/Karen Morris

                                   /s/Helen Ecklund

                                   /s/Courtney Gaskins

                                   /s/Milinda Meade

                                  EXHIBIT A

                      STOCKHOLDERS OF THATLOOK.COM, INC.



                                                          Number of Shares of
                                 Number of Shares          First Target
Acquisition, Inc.                  Owned of                   to be
Name and Address                   thatlook.com, Inc.       Received in
Exchange

Richard Gwinn                       20                      901,543.18
288 Hares Lane
Radnor, PA 19087

Harvey Kimmel                       11                      495,848.75
719 Iron Post Road
Moorestown, NJ 08057

Saul Epstein                        11                      495,848.75
21 E. Dartmouth Rd.
Bala Cynwyd, PA 19004

Gerard A. Powell                    81.3                    3,664,773.03
30 E. Chatham Hill Rd.
Stroudsburg, PA 18360

Claire Powell                        0.2                        9,015.43
P.O. Box 356
Tobyhanna, PA 18486

Gerard X. and Shirley Powell         3.8                    171,293.20
P.O. Box 356
Tobyhanna, PA 18486

Maureen Powell                       0.2                      9,015.43
P.O. Box 356
Tobyhanna, PA 18486

Vincent J. Trapasso                 34.5                  1,555,161.99
60 Stones Throw
E. Stroudsburg, PA 18301

Charlie Lynn Trapasso               34.5                  1,555,161.99
60 Stones Throw
E. Stroudsburg, PA 18301


The Gerard Group                    10                      450,771.59
210 W. Fourth Street
E. Stroudsburg, PA 18301

Melvyn J. Dinner, M.D.               2                       90,154.32
26900 Cedar Rd., Suite 120
Beachwood, OH 44122-4198

Francis Gaskins                     2.8                     126,216.05
11693 San Vicente Blvd., Suite 350
Los Angeles, CA 90049

Clarion Associates                   2                       90,154.32
8119 Kloshe Court So.
Salem, OR 97306

Marvin Metzger                       2                       90,154.32
14 Bow Creek Rd.
Mountain Top, PA 18707

William R. White, Jr.                2                       90,154.32
P.O. Box 168
Shawnee on Delaware, PA 18356

Vincent Mullay                      0.4                      18,030.86
RR1, Box PML 104
Bushkill, PA 18324

Susan Peterson                      0.5                      22,538.58
528 Highland Dr.
E. Stroudsburg, PA 18301

Gina Prisinzano                     0.2                       9,015.43
208 Sellersville Rd.
E. Stroudsburg, PA 18301

Debbi Brink                         0.1                       4,507.72
7 Sullivan Trail Village
Scotrun, PA 18355

Olga Mercado                        0.1                       4,507.72
RR2, Box 12B
Bushkill, PA 18324

Regina Fantry                       0.04                      1,803.09
20 Campanile Ct.
E. Stroudsburg, PA 18301

Donna Sorrentino                    0.04                      1,803.09
13 Campanile Ct.
E. Stroudsburg, PA 18301

Charles Daniel                      0.04                      1,803.09
512 N. Courtland St.
E. Stroudsburg, PA 18301

Angela Grabowski                    0.04                      1,803.09
248 Winona Lakes
E. Stroudsburg, PA 18301

Cindy Griffith                      0.04                      1,803.09
RR1, Box 1092
Henryville, PA 18332

Chelby Harrison                     0.04                      1,803.09
RD 5, Box 5479
E. Stroudsburg, PA 18301

Kerri Miller                        0.04                      1,803.09
Apt. 1, Spruce Street
E. Stroudsburg, PA 18301

Jennifer Silfee                     0.04                      1,803.09
21 Pinecreek Estates
E. Stroudsburg, PA 18301

Timothy Stewart                     0.3                      13,523.15
45 Birch Street
Mountain Top, PA 18707

John Coyle                          0.2                       9,015.43
RT 1, Box 198AA
Tannersville, PA 18372

Eileen White                        0.1                       4,507.72
P.O. Box 168
Shawnee on Delaware, PA 18356

Rebecca Hannon                      0.4                      18,030.86
250 Harris Street, D10
E. Stroudsburg, PA 18301

Karen Morris                        0.1                       4,507.72
7948 Sleepy Hollow Drive
Tobyhanna, PA 18468

Helen Ecklund                       0.1                       4,507.72
852 Seneca Rd.
E. Stroudsburg, PA 18301

Courtney Gaskins                    1.2                      54,092.59
11693 San Vincente Blvd. Suite 350
Los Angeles, CA 90049

Milinda Meade                       0.3                      13,523.15
P.O. Box 122
Shawnee, PA 18356

                Total             221.62                  9,990,000.04

                                  EXHIBIT B

                        FIRST TARGET ACQUISITION, INC.

                            SUBSCRIPTION DOCUMENTS

                        FIRST TARGET ACQUISITION, INC.
                            (A Nevada Corporation)

                            SUBSCRIPTION DOCUMENTS



                             April 28, 1999
                       INDEX TO SUBSCRIPTION DOCUMENTS


                                                                   Page
                                                                  Number

Instructions for Completing Subscription Documents                   3

Subscription Agreement                                               7
     Subscriber Information                                      8, 10

     Subscriber Signature                                           10

Suitability Letter                                                  11

     Subscriber Information                             11, 12, 13, 14

     Subscriber Signature                                           14

Agency Representation Form, if Subscriber is an Entity              15

     Agency Information                                         15, 16

     Agency Signature                                               16

Investment Letter                                                   17

     Subscriber Signature                                           19




PAGE

                        FIRST TARGET ACQUISITION, INC.



              INSTRUCTIONS FOR COMPLETING SUBSCRIPTION DOCUMENTS



                                   GENERAL

            This packet contains the documents that are required to be completed by King Media, Inc. ("King Media") and Thegerardgroup.com (collectively, the "Subscribers") and maintained by First Target Acquisition, Inc. (the "Company"), in an effort to document the facts relied on by the Company for claiming one or more exemptions from registration under applicable federal and state securities laws, rules and regulations in connection with the offer and sale of shares of the Company's common stock, par value $0.001 per share (the "Shares"), to certain creditors of thatlook.com, Inc., a New Jersey corporation ("thatlook.com").

            Completed and manually executed Subscription Documents with indicia of payment as provided below must be delivered to the Company, which will review the Subscription Documents and other information available to it to determine whether to accept the subscription.

            The following is a list of individual documents that must be furnished and may be used as a checklist to assure that all necessary documents have been completed and delivered to the Company:

            [  ]  1.  Subscription Agreement
            [  ]  2.  Suitability Letter
            [  ]  3.  Investment Letter

INDICIA OF PAYMENT

            The Company is offering to issue shares to the Subscribers in satisfaction of thatlook.com's indebtedness of the principal amount of $1,538,000 ($1,500,000 to King Media and $38,000 to Thegerardgroup.com), which constitutes all of the indebtedness of thatlook.com to the Subscribers (the "Indebtedness"). The number of Shares issuable in satisfaction of the Indebtedness shall equal a fraction, the numerator of which shall be 3,000,000 in the case of King Media and $49,400 in the case of Thegerardgroup.com, and the denominator of which shall be the average of the closing bid prices of the Company's common stock on the OTC Bulletin Board for the first 10 trading days following the Closing of the Plan (as defined therein). The sole consideration for the issuance of the Shares shall be the retirement of the Indebtedness.

            Subscriptions in consideration of the retirement of debt must be accompanied by copies of the agreements, notes, invoices or other indicia of debt to be exchanged in payment of the purchase price of the Shares.


CORPORATIONS, PARTNERSHIPS, AND OTHER LEGAL ENTITIES

            If the Subscriber is a corporation, partnership, trust or other legal entity, it must also furnish a certificate executed by the corporate secretary, partner, trustee or other appropriate officer to the effect that the person signing the subscription has been duly authorized to do so; that the subscription is being made in accordance with the articles of incorporation, bylaws, partnership agreement, trust agreement or other governing instrument as applicable under the circumstances; and that such entity was not formed for the principal purpose of making the investment. Advice regarding the form and content of such certificate, appropriate in specific circumstances, will be provided on request.


SPECIAL INSTRUCTIONS

            Persons subscribing jointly (example: husband and wife) must sign the Subscription Agreement. All blanks in the Subscription Agreement must be completed with respect to all persons purchasing.

            Persons Subscribing Through an Attorney-in-Fact

            A Subscriber may authorize another person (an attorney-in-fact) to subscribe for the Shares on the Subscriber's behalf. To do so, a Subscriber must execute a power of attorney which appoints such other person as attorney-in-fact and authorizes him or her in that capacity to execute a Subscription Agreement. Any Subscription Agreement signed on behalf of a Subscriber by an attorney-in-fact must be accompanied by a copy of a power of attorney in proper form executed by such Subscriber.

            Retain Copies

            You should carefully read the Subscription Documents before subscribing for the purchase of Shares. Once accepted by the Company, subscriptions may not be revoked. The duplicate copy of the Subscription Documents should be retained for your own files. The other copy of the Subscription Documents will be used by the Company in reviewing your subscription. After processing, a copy of the Subscription Agreement, signed by the Company, will be returned to Subscribers whose subscriptions are accepted and, if applicable, certificates and authenticated subscriptions will be issued immediately.

            Questions

            If you have any questions regarding the completion of the documents in this packet, contact the following persons:

Leonard W. Burningham, Esq.               Branden T. Burningham, Esq.
Lawyer                                    Lawyer
455 East 500 South, Suite 205             455 East 500 South, Suite 205
Salt Lake City, Utah  84111               Salt Lake City, Utah  84111
Telephone:  (801) 363-7411                Telephone:  (801) 363-7411


            Due Diligence

            Only "accredited investors," and "sophisticated investors," who, by reason of education, experience, business acumen or other factors, are capable of evaluating the risks and merits of such an investment may subscribe to purchase the Shares. These are persons who are deemed to be able to "fend for themselves," and who are believed to be in a position to demand the type of information from the Company that would have been provided to the Company had the offer and sale of the Shares been registered with the Securities and Exchange Commission or any state regulatory agency; accordingly, you are expected to conduct your personal "due diligence" investigation of the Company and thatlook.com and related information contained in the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB for the last 12 months, which are being provided concurrently with these Subscription Documents, and such information regarding thatlook.com as you deem appropriate. Your failure to do so may be used as a defense by the Company or any person associated with the offer and sale of the Company's securities in any action brought by you alleging any misstatement of a material fact or an omission to state a material fact required to be stated, in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    Very truly yours,

                                    FIRST TARGET ACQUISITION, INC.


                                    By /s/ Charles Johnson
                                       ------------------------
                                       Charles Johnson, President

                        FIRST TARGET ACQUISITION, INC.

                            SUBSCRIPTION AGREEMENT


     THIS SUBSCRIPTION AGREEMENT (the "Agreement") is entered into by and between First Target Acquisition, Inc., a Nevada corporation (the "Company"), and the undersigned subscriber to purchase securities of the Company pursuant hereto (the "Subscriber").

     The Company is offering to issue shares to the Subscribers in satisfaction of thatlook.com's indebtedness of the principal amount of $1,538,000 ($1,500,000 to King Media and $38,000 to Thegerardgroup.com), which constitutes all of the indebtedness of thatlook.com to the Subscribers (the "Indebtedness"). The number of Shares issuable in satisfaction of the Indebtedness shall equal a fraction, the numerator of which shall be 3,000,000 in the case of King Media and $49,400 in the case of Thegerardgroup.com, and the denominator of which shall be the average of the closing bid prices of the Company's common stock on the OTC Bulletin Board for the first 10 trading days following the Closing of the Agreement and Plan of Reorganization between the Company, thatlook.com and other other persons identified therein. The sole consideration for the issuance of the Shares shall be the retirement of the Indebtedness.

     On the foregoing premises, the Subscriber hereby subscribes for the purchase of the Company's Shares on the following terms and conditions:

     1.     Subscription to Purchase Shares

            1.1 Offer to Purchase. Subject to the terms and conditions of this Agreement, the Subscriber irrevocably subscribes to purchase at the Closing as defined herein, the number of the Shares outlined on the Counterpart Signature Page hereto.

            With this Agreement, the Subscriber is also tendering to the
Company: (i) a suitability letter, (ii) an investment letter, (iii) indicia of the retirement of the Company's debt to the Subscriber, and (iv) a certificate of corporation, partnership or other entity, if applicable. The foregoing are sometimes hereinafter referred to as the "Subscription Documents."

            1.2 Acceptance or Rejection. The acceptance or rejection of the offer to purchase Shares shall take place at such time and place within 30 days of the date hereof, as the Company may specify (which time and place are designated as the "Closing"). At the Closing, the Company shall either (i) accept this subscription (in whole or in part) and deliver to the Subscriber certificates for the Shares, all against retirement of thatlook.com's indebtedness to the Subscriber in an amount equal to the subscription amount; or (ii) reject this subscription and return to the Subscriber his/her/its subscription (or as much thereof as is not accepted).

     2. Representations. The Subscriber, singly, or on behalf of an entity subscribing, hereby represents and warrants as follows:

            2.1 Age. The Subscriber or signatory is over the age of majority.

            2.2 No Governmental Approval. The Subscriber acknowledges that neither the Securities and Exchange Commission nor the securities commission of any state or any other federal agency has made any determination as to the merits of purchasing the Shares.

            2.3 Information Provided by the Subscriber. All information which the Subscriber has provided or is providing the Company, or to its agents or representatives concerning the Subscriber's suitability to invest in the Company is complete, accurate and correct as of the date of the signature on the last page of this Agreement. Such information includes, but is not limited to information concerning the Subscriber's personal financial affairs, business position and the knowledge and experience of the Subscriber and the Subscriber's advisors. The Company shall maintain such information regarding the Subscriber in strict confidence except as may be required to be disclosed to governmental agencies in support of an available exemption from the registration requirements of applicable securities laws, rules and regulations regarding the offer and sale of the Shares.

            2.4 Information Provided by the Company. The Subscriber has been provided with copies of (i) the Company's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB for the last 12 months, (ii) the Plan, with all exhibits thereto, (iii) a letter from the Company, dated April 28, 1999, disclosing the general terms of the Plan and the implications of any subscription hereunder, and describing the procedures for subscribing for the Shares, together with all material and information requested by either the Subscriber or others representing the Subscriber, including any information requested to verify any information furnished, and there has been direct communication between the Company and its representatives on the one hand and the Subscriber and the Subscriber's representatives and advisors on the other in connection with information regarding the purchase made hereby. The Subscriber has also been afforded the opportunity to ask questions of and receive answers from the Company and thatlook.com and/or the directors, officers, employees or representatives of the Company and thatlook.com concerning the business of thatlook.com and the terms and conditions of this offering and to obtain any additional information (to the extent the Company and/or thatlook.com possesses such information or can acquire it without unreasonable effort or expense) desired or necessary to verify the accuracy of the information provided. Any proprietary information disclosed or discovered by the Subscriber in reviewing information made available to the Subscriber by the Company or thatlook.com in connection with the offer and sale of the Shares shall be maintained by the Subscriber in strict confidence.

            2.5 Subscription Subject to Acceptance. The Subscriber acknowledges that this Agreement may be accepted or rejected by the Company with respect to all of the amount subscribed and that on rejection of a subscription in retirement of debt, the Subscriber will provide acknowledgement of the appropriate credit, if any, in reduction of debt.

            2.6 Financial Condition of the Subscriber. The Subscriber is an "accredited investor" as defined in Rule 501 of Regulation D of the Securities and Exchange Commission, has adequate means of providing for his/her/its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell the Shares in the Company for which the undersigned hereby subscribes. The Subscriber represents that Subscriber is able to bear the economic risks of this investment and is able to hold the securities for an indefinite period of time and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur.

            2.7 Purchase Entirely for Own Account. The Subscriber has no present intention of dividing the Shares with others or of reselling or otherwise disposing of any portion of the Shares, unless registered pursuant to a registration statement filed with the Securities and Exchange Commission or there is an available exemption from such registration.

            2.8 No Reliance on Unauthorized Representations. The Subscriber has not specifically relied on any oral representations from the Company, or any broker or salesman or their partners, shareholders, directors, officers, employees or agents, except the following:
      ________________________________________________________________________
      ________________________________________________________________________
      ________________________________________________________________________

      In making a decision to purchase the Shares, the Subscriber has read the disclosure materials provided and has made an independent investigation without assistance of the Company.

      3. Indemnity. The Subscriber hereby agrees to indemnify the Company and to hold it harmless, and to grant it a right of set-off, from and against any and all liability, damages, cost or expense (including, but not limited to, reasonable attorneys' fees), including the amount paid in settlement and whether or not suit is commenced, incurred on account of or arising out of any inaccuracy in the Subscriber's declarations, representations and warranties set forth in any portion of the Subscription Documents executed and delivered by the Subscriber in connection with his/her/its subscription for the Shares.

      4. Setoff. Notwithstanding the provisions of the last preceding section or the enforceability thereof, the Subscriber hereby grants the Company the right of setoff against any amounts payable by the Company to the Subscriber for whatever reason, before any and all damages, costs or expenses (including, but not limited to, reasonable attorneys' fees) incurred on account of or arising out of any of the items referred to in the last preceding section.

      5. Miscellaneous. The Subscriber further understands, acknowledges and agrees that:

                  (a) This Agreement is not transferable or assignable by the Subscriber.

                  (b) This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada.

                  (c) This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

                  (d) This Agreement does not entitle the Subscriber to any rights as a shareholder of the Company with respect to any securities purchasable hereunder which have not been fully paid for by the retirement of thatlook.com debt.

                        COUNTERPART SIGNATURE PAGE TO
                        FIRST TARGET ACQUISITION, INC.
                            SUBSCRIPTION AGREEMENT

            This Counterpart Signature Page for that certain Subscription Agreement between First Target Acquisition, Inc., a Nevada corporation (the "Company"), and the undersigned Subscriber to purchase securities of the Company pursuant thereto, is executed by the undersigned as of the date hereof. The undersigned, through execution and delivery of this Counterpart Signature page, intends to be legally bound by the terms of such Agreement.


       /s/ King Media, Inc.
       --------------------


      /s/ thegerardgroup
      ------------------

                          ACCEPTANCE BY THE COMPANY

     First Target Acquisition, Inc. hereby accepts the foregoing subscription and agrees to be bound by the terms of this Agreement.

             [Each subscription was accepted by separate consent of the Board of Directors of First Target Acquisition, Inc.]

                        FIRST TARGET ACQUISITION, INC.

                              SUITABILITY LETTER


TO:   First Target Acquisition, Inc.
      3255 South 8820 West
      Magna, Utah  84044



      Singly or on behalf of a subscribing entity, I make the following representations with the intent that they may be relied on by First Target Acquisition, Inc. (the "Company"), in determining my suitability or that of my principal as a subscriber (the "Subscriber") to purchase shares of the Company's $0.001 par value common stock (the "Shares") in consideration of the retirement of Indebtedness of the Company, as fully described in the Subscription Agreement executed by the undersigned and the Company.

      1. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its proposed business activities and the risks and merits of this prospective investment.

      2. I am not utilizing a purchaser representative as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the evaluation of such risks and merits.

      3. The undersigned has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

      4. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

      5. I confirm that I am an "accredited investor" as defined under Rule 501 of Regulation D of the Securities Act as checked below:

            (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  [  ]  Yes                     [ X ] No

            (b)  Any private business development company as defined in
Section 202(a)(22) of the Investment Advisors Act of 1940;

                  [  ]   Yes                     [ X ] No

            (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  [  ] Yes                      [ X ] No

            (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                  [  ]  Yes                     [ X ] No

            (e) Any natural person whose individual net worth, or joint net worth with the person's spouse, at the time of this purchase exceeds $1,000,000;
                  [  ]  Yes                     [ X ] No

            (f) Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person's spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;
                  [  ]  Yes                     [ X ]  No

            (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

                  [  ]  Yes                     [ X ]  No

            (h) Any entity in which all of the equity owners are accredited investors.

                  [ X ]  Yes                    [  ]  No

      6. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me by the Company.

      7. I have personally communicated or been offered the opportunity to communicate with the directors or executive officers of the Company, its attorneys and accountants to discuss the proposed business and financial affairs of the Company, its proposed activities and plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

      8. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant or attorney.

      9.    I will hold title to my interest as follows: King Media, Inc.

            [  ]  Community Property            [  ]  Separate Property
            [  ]  Joint Tenants with Rights     [  ]  Tenants in Common
                  of Survivorship               [X ]  Other (Single Person,
                                                      Trust, Etc.,
                                                      Please Indicate.)

      10. I am a bona fide resident of the State of Pa. The address below is my true and correct principal residence.

      11. That if I am not an "accredited investor," I am capable of evaluating the risks and merits of this investment by reason of the following:

            [X ]  Education                     [ ]  Similar Investments in
            [X ]  Business Experience                "Restricted Securities"
            [  ]  Previous Investments          [ ]  Other:
                                                __________________________
                                                __________________________

      DATED this 29 day of April, 1999.

/s/ thegerardgroup

                              SUITABILITY LETTER


TO:   First Target Acquisition, Inc.
      3255 South 8820 West
      Magna, Utah  84044



      Singly or on behalf of a subscribing entity, I make the following representations with the intent that they may be relied on by First Target Acquisition, Inc. (the "Company"), in determining my suitability or that of my principal as a subscriber (the "Subscriber") to purchase shares of the Company's $0.001 par value common stock (the "Shares") in consideration of the retirement of Indebtedness of the Company, as fully described in the Subscription Agreement executed by the undersigned and the Company.

      1. I have such knowledge and experience in business and financial matters that I am capable of evaluating the Company, its proposed business activities and the risks and merits of this prospective investment.

      2. I am not utilizing a purchaser representative as defined in Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the evaluation of such risks and merits.

      3. The undersigned has such knowledge and experience in financial and business matters that he/she/it is capable of evaluating the Company and the proposed activities thereof and the merits and risks of this prospective investment.

      4. I have adequate means of providing for my current needs and possible personal contingencies and have no need in the foreseeable future for liquidity of an investment in the Company.

      5. I confirm that I am an "accredited investor" as defined under Rule 501 of Regulation D of the Securities Act as checked below:

            (a) Any bank as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in
Section 2(a)(48) of that Act; any small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

                  [  ]  Yes                     [ X ] No
            (b)  Any private business development company as defined in
Section 202(a)(22) of the Investment Advisors Act of 1940;

                  [  ]  Yes                     [ X ] No

            (c) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                  [  ]  Yes                     [ X ] No

            (d) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                  [  ]  Yes                     [ X ] No

            (e) Any natural person whose individual net worth, or joint net worth with the person's spouse, at the time of this purchase exceeds $1,000,000;

                  [  ]  Yes                     [ X ] No

            (f) Any natural person who had an individual net income in excess of $200,000 in each of the two most recent fiscal years or joint income with the person's spouse in excess of $300,000 in each of those two years and has a reasonable expectation of reaching the same income level in the current fiscal year;
                  [  ] Yes                      [ X ] No

            (g) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii); and

                  [  ]  Yes                     [ X ] No

            (h) Any entity in which all of the equity owners are accredited investors.

                  [  ]  Yes                     [ X]  No

      6. I have previously been advised that I would have an opportunity to review all the pertinent facts concerning the Company, and to obtain any additional information which I might request, to the extent possible or obtainable, without unreasonable effort and expense, in order to verify the accuracy of the information provided me by the Company.

      7. I have personally communicated or been offered the opportunity to communicate with the directors or executive officers of the Company, its attorneys and accountants to discuss the proposed business and financial affairs of the Company, its proposed activities and plans for the future. I acknowledge that if I would like to further avail myself of the opportunity to ask additional questions of the Company, the Company will make arrangements for such an opportunity on request.

      8. I have been advised that no accountant or attorney engaged by the Company is acting as my representative, accountant or attorney.

      9.    I will hold title to my interest as follows: King Media, Inc.

            [  ]   Community Property           [  ]Separate Property
            [  ]   Joint Tenants with Rights    [  ]Tenants in Common
                   of Survivorship              [  ]Other (Single Person,
                                                    Trust, Etc.,
                                                    Please Indicate.)

      10. I am a bona fide resident of the State of Pa. The address below is my true and correct principal residence.
      11. That if I am not an "accredited investor," I am capable of evaluating the risks and merits of this investment by reason of the following:

            [X ]  Education                     [ ]   Similar Investments in
            [X ]  Business Experience                 "Restricted Securities"
            [  ]  Previous Investments          [ ]   Other:
                                                __________________________
                                                __________________________


      DATED this 29 day of April, 1999.          /s/ Allen Stern

                        FIRST TARGET ACQUISITION, INC.

            CERTIFICATE OF PARTNERSHIP, CORPORATION OR OTHER ENTITY


     The undersigned, King Media, Inc., (the "Subscriber"), a Pennsylvania corporation, organized under the laws of the State of Delaware with its principal offices located at the address set forth below, hereby certifies as follows to induce First Target Acquisition, Inc. (the "Company"), to accept the Subscriber's offer to purchase the Company's shares of common stock, par value $0.001 per share (the "Shares"), payable in the form of retirement of the debt of the Company to the Subscriber, as fully described in the Subscription Agreement between the Company and the Subscriber:

     1. Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on March 30, 1992.

     2. Subscriber was organized to engage in the business of media planning and media buying. Since its organization, Subscriber's business activities have included the following: media planning and media buying. Subscriber was not organized for the specific purpose of purchasing the Company's securities.

     3. The offer to purchase the Shares to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which the Subscriber was organized and exists.

     4. Subscriber has determined that the purchase of the Shares is consistent with its purposes and policies, is of benefit to it and involves risks that it can reasonably bear.

     5. On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

     The Subscriber has caused this document to be executed by the Subscriber's representative or agent, hereunto duly authorized as of April 29, 1999.

     FOR REQUIRED SIGNATURES, SEE NOTE BELOW.


                                          /s/ King Media, Inc.
                                          __________________________________
Address:                                  Name of Subscriber
656 East Swedesford Road, Suite 325
Wayne, PA 19087
                                          /s/ Allen Stern
                                          __________________________________
                                          Signature of Authorized Signatory

                                          President
                                          __________________________________
                                          Title

NOTE:  Corporations:  must be signed by a president or vice-president
            Partnerships:  must be signed by all general partners
            Trusts:  must be signed by all managing trustees
            Others:  contact the issuer

                        FIRST TARGET ACQUISITION, INC.

            CERTIFICATE OF PARTNERSHIP, CORPORATION OR OTHER ENTITY


     The undersigned, The Gerard Group, (the "Subscriber"), a corporation, organized under the laws of the State of Delaware with its principal offices located at the address set forth below, hereby certifies as follows to induce First Target Acquisition, Inc. (the "Company"), to accept the Subscriber's offer to purchase the Company's shares of common stock, par value $0.001 per share (the "Shares"), payable in the form of retirement of the debt of the Company to the Subscriber, as fully described in the Subscription Agreement between the Company and the Subscriber:

      1. Pursuant to valid and legally binding documents filed at the time and in the manner required by the laws of the state under which Subscriber was organized as stated above, Subscriber was formed on November 22, 1992.

      2. Subscriber was organized to engage in the business of management. Since its organization, Subscriber's business activities have included the following: management contract work. Subscriber was not organized for the specific purpose of purchasing the Company's securities.

      3. The offer to purchase the Shares to be sold by the Company has been approved by the governing authority of Subscriber in accordance with the power vested in it by applicable law and the documents under which the Subscriber was organized and exists.

      4. Subscriber has determined that the purchase of the Shares is consistent with its purposes and policies, is of benefit to it and involves risks that it can reasonably bear.

      5. On request of the Company, Subscriber shall deliver a certified copy of resolutions duly adopted by the board of directors, general partners, trustees or other governing authority of Subscriber and provide further evidence of the authority and power of Subscriber to make the investment described herein.

      The Subscriber has caused this document to be executed by the Subscriber's representative or agent, hereunto duly authorized as of April 29, 1999.

      FOR REQUIRED SIGNATURES, SEE NOTE BELOW.

                                          /s/ The Gerard Group
                                          __________________________________
Address:                                  Name of Subscriber

___________________________________
                                          /s/ Gerard A. Powell
___________________________________       __________________________________
                                          Signature of Authorized Signatory

                                          President
                                          __________________________________
                                          Title

NOTE:  Corporations:  must be signed by a president or vice-president
       Partnerships:  must be signed by all general partners
       Trusts:  must be signed by all managing trustees
            Others:  contact the issuer

                        FIRST TARGET ACQUISITION, INC.
                               INVESTMENT LETTER



First Target Acquisition
3255 South 8820 West
Magna, Utah 84044

Attention:  Charles Johnson, President

Re: Acquisition of "unregistered" and "restricted" shares of common stock of First Target Acquisition, Inc., a Nevada corporation ("FTA" or the "Company"), par value $0.001 per share (the "Common Stock") in consideration of retirement of debt

Dear Mr. Johnson:

            In connection with the acquisition of the Common Stock of FTA, I hereby acknowledge that singly, or on behalf of an entity subscribing to purchase the Common Stock, I represent and warrant that I have sufficient knowledge and experience to understand the nature of this acquisition and am fully capable of bearing the economic risk of the loss of my entire cost basis.

            I acknowledge receipt of the Agreement and Plan of Reorganization between the Company, thatlook.com, Inc., a New Jersey corporation ("thatlook.com") and the thatlook.com stockholders, the Company's Annual Report on Form 10-KSB and its Quarterly Reports on Form 10-QSB for the last 12 months, and understand that you and representatives of thatlook.com will make all books and records of your Company and thatlook.com available to me for my inspection in connection with the contemplated acquisition of Common Stock, and that I have been encouraged to review the information given to me and ask any questions I may have concerning the information of any director or officer of the Company and thatlook.com or of the legal and accounting firms for the Company and thatlook.com.

            I also understand that I must bear the economic risk of ownership of the FTA Common Stock for a long period of time, the minimum of which will be one (1) year, as these shares of Common Stock are "unregistered" securities and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

            I intend that you rely on all of my representations made herein as they are made to induce you to issue me the Common Stock, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

            1. That the Common Stock is being received for investment purposes and not with a view toward further distribution;

            2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

            3. That I understand the meaning of "restricted securities" and know that they are not freely tradeable;

            4. That any stock certificate issued by you to me or my principal in connection with the Common Stock shall be imprinted with a legend restricting their sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

            5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the Common Stock being acquired unless I or my principal shall first have obtained an opinion of legal counsel to the effect that the Common Stock may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the Common Stock;

            6. That neither I nor my principal shall sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the Common Stock being acquired except as may be pursuant to any applicable laws, rules and regulations;

            7. I fully understand that my investment or that of my principal for the acquisition of Common Stock of the Company is "risk capital," and that I and my principal are fully capable of bearing the economic risks attendant to this investment, without qualification; and

            8. I also understand that without approval of counsel for FTA, all of the Common Stock to be issued and delivered to me or my principal shall be represented by one stock certificate only, and that such stock certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

            The shares of Common Stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

            Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. FTA will attempt to accommodate any request where it believes the request is made for valid business or personal reasons so long as in its sole discretion, the granting of the request will not facilitate a "public" distribution of unregistered Common Stock of FTA.

             You are requested and instructed to issue stock certificates as follows, to-wit:
                  ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________

                  ___________________________________________________

                  If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

                  Thank you very much.

            Dated this ________ day of ______________________, 1999.

                                    Very truly yours,
                                    __________________________________

                                    __________________________________
                                    (title or capacity)

                                  EXHIBIT C

                        FIRST TARGET ACQUISITION, INC.

           AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEARS ENDED

                          JUNE 30, 1998, AND 1997,

           AND UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED

                             DECEMBER 31, 1998

                    COOKIE CUP INTERNATIONAL

                      FINANCIAL STATEMENTS

                     June 30, 1998 and 1997

                  INDEPENDENT AUDITORS' REPORT


            The Board of Directors
            Cookie Cup International
            (A Development Stage Company)
            Salt Lake City, Utah


            We have audited the accompanying balance sheet of Cookie Cup International (a development stage company) as of June 30, 1998, and the related statements of operations, stockholders' equity (deficit), and cash flows for the years ended June 30, 1998 and 1997, and from inception on April 15, 1977 through June 30, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cookie Cup International (a development stage company) as of June 30, 1998 and the results of its operations and its cash flows for the years ended June 30, 1997 and 1996, and from inception on April 15, 1977 through June 30, 1998 in conformity with generally accepted accounting principles.

            The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company does not have any significant operations. Because the Company has no significant operations, there is substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
            /s/Jones, Jensen & Company
            Jones, Jensen & Company
            Salt Lake City, Utah
            July 31, 1998

                    COOKIE CUP INTERNATIONAL
                 (A Development Stage Company)
                         Balance Sheets


                             ASSETS

                                                             June 30,
                                                              1998

CURRENT ASSETS



 Cash                                                $             -

  Total Current Assets                                             -

  TOTAL ASSETS                                       $             -

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

 Accounts payable                                    $             10,254

  Total  Current Liabilities                                       10,254

  TOTAL LIABILITIES                                                10,254

STOCKHOLDERS' EQUITY (DEFICIT)

 Common stock: 50,000,000 shares authorized of
  $0.001 par value, 50,000,000 shares issued and
  outstanding                                                      50,000
 Additional paid-in capital                                       255,500
 Deficit accumulated during the development stage                (315,754)

  Total Stockholders' Equity (Deficit)                            (10,254)

  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)                                    $           -

                    COOKIE CUP INTERNATIONAL
                 (A Development Stage Company)
                    Statements of Operations
                                                                 From
                                                             Inception on
                                                               April 15,
                                      For the Years Ended    1977 Through
                                             June 30,           June 30,
                                     1998           1997          1998
REVENUES                    $             -      $        -    $        -

EXPENSES                                  (9,004)     (2,750)     (315,754)
NET LOSS                    $             (9,004)  $  (2,750)   $ (315,754)

BASIC LOSS PER SHARE        $              (0.00)  $   (0.00)

BASIC WEIGHTED AVERAGE NUMBER
 OF SHARES OUTSTANDING                50,000,000   50,000,000

                    COOKIE CUP INTERNATIONAL
                    (A Development Stage Company)
             Statements of Stockholders' Equity (Deficit)

Deficit
Accumulated                                                        Additional
During the
                                  Common Stock     Paid-in   Development
                               Shares      Amount   Capital      Stage
Balance, April 15, 1977           -      $     -   $     -    $     -

Common stock issued at an
 average of $0.01 per share 50,000,000     50,000    253,500        -

Additional capital contributed     -          -          500        -

Net loss from the year ended
 June 30, 1994                     -          -          -    (304,000)

Balance, June 30, 1995      50,000,000     50,000    254,000  (304,000)

Net loss for the year ended
 June 30, 1996                     -          -          -         -

Balance, June 30, 1996      50,000,000     50,000    254,000  (304,000)

Additional capital contributed     -          -          750       -

Net loss for the year ended
 June 30, 1997                     -          -          -      (2,750)

Balance, June 30, 1997      50,000,000      50,000    254,750  (306,750)

Additional capital contributed     -          -           750       -

Net loss for the year ended
 June 30, 1998                     -          -          -       (9,004)

Balance, June 30, 1998      50,000,000  $   50,000  $  255,500 (315,754)

                      COOKIE CUP INTERNATIONAL
                    (A Development Stage Company)
                       Statements of Cash Flows
                                                                 From
                                                             Inception on
                                                               April 15,
                                      For the Years Ended    1977 Through
                                             June 30,           June 30,
                                     1998           1997          1998
CASH FLOWS FROM OPERATING
 ACTIVITIES

 Net loss                      $     (9,004)    $     (2,750) $  (315,754)
 Changes in operating assets
 and liabilities:
  Increase in accounts payable        8,254            2,000       10,254

 Net Cash Used By Operating Activities (750)            (750)    (305,500)

CASH FLOWS FROM INVESTING
 ACTIVITIES                             -                -            -

CASH FLOWS FROM FINANCING
 ACTIVITIES

 Contributed capital for expenses       750              750        2,000
 Issuance of common stock for cash      -                -        303,500

  Net Cash Provided By Financing
   Activities                           750              750      305,500

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                   -                -            -

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                    -                -            -

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                 $        -          $     -      $     -

Cash Paid For:

 Interest                      $        -          $     -      $     -
 Income taxes                  $        -          $     -      $     -
/TABLE

                     COOKIE CUP INTERNATIONAL
                  (A Development Stage Company)
                Notes to the Financial Statements
                          June 30, 1998

  NOTE 1 - ORGANIZATION AND HISTORY

  a.   Organization

The financial statements presented are those of Cookie Cup International (the Company). The Company was originally incorporated under the laws of the State of Utah on April 15, 1977. Subsequently the Corporation was "re-incorporated" under the laws of the State of Nevada on May 11, 1987.

The Company is an outgrowth of a merger between Sierra Development, (A Utah corporation that became public via an offering in October, 1977) and Cookie Cup International, (A Nevada Corporation) that merged in 1987. Sierra Development was organized as a "blind pool" corporation. Cookie Cup International was organized to engage in the retail and wholesale business of ice cream and frozen dessert novelties. The intended business of the corporation was not successful and the corporation has been dormant and operationally inactive for many years. The Company has been seeking new business opportunities believed to hold a potential profit or to merge with an existing, operating company.

  b.     Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30, year end.

  c.     Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

  d.     Basic Loss Per Share

The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements.

  e.     Provision for Taxes

At June 30, 1998, the Company has net operating loss carryforwards of approximately $11,000 that may be offset against future taxable income through 2013. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.
PAGE

                     COOKIE CUP INTERNATIONAL
                  (A Development Stage Company)
                Notes to the Financial Statements
                           June 30, 1998

NOTE 1 - ORGANIZATION AND HISTORY (Continued)

  f.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

  NOTE 3 - RELATED PARTY TRANSACTIONS

A shareholder of the Company contributed $750 for expenses paid on behalf of the Company in 1996. An additional $750 was contributed by the shareholder in 1997.

                       (A Development Stage Company)
                             Balance Sheets
                                 ASSETS

                                                December 31,      June 30,
                                                1998                1998
                                              ( Unaudited)
CURRENT ASSETS


 Cash                                   $              -       $        -

  Total Current Assets                                 -                -

  TOTAL ASSETS                          $              -       $        -

         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES

 Accounts payable                       $              11,863  $      10,254

  Total  Current Liabilities                           11,863         10,254

  TOTAL LIABILITIES                                    11,863         10,254

STOCKHOLDERS' EQUITY (DEFICIT)

 Common stock: 50,000,000 shares authorized of
  $0.001 par value, 50,000,000 shares issued and
  outstanding                                          50,000         50,000

 Additional paid-in capital                           257,293        255,500

 Deficit accumulated during the development stage    (319,156)      (315,754)

  Total Stockholders' Equity (Deficit)                (11,863)       (10,254)

  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY (DEFICIT)                     $              -       $        -

                 FIRST TARGET ACQUISITION, INC.
                 (A Development Stage Company)
                    Statements of Operations
                          (Unaudited)
                                                                     From
                                                                 Inception on
                                                                   April 15,
                   For the Three Months Ended For the Six Months  1977 Through
                         December 31,          December 31,       December 31,
                        1998         1997      1998      1997         1998
REVENUES               $      -  $      -     $      -   $    -    $     -

EXPENSES                   (399)        -         (3,402)    (750)   (319,156)

NET LOSS               $   (399) $      -         (3,402)    (750) $ (319,156)

BASIC LOSS PER SHARE   $  (0.00) $  (0.00)    $    (0.00) $ (0.00)

BASIC WEIGHTED AVERAGE
NUMBER OF SHARES
OUTSTANDING           50,000,000  50,000,000    50,000,000  50,000,000

                    FIRST TARGET ACQUISITION, INC.
                    (A Development Stage Company)
             Statements of Stockholders' Equity (Deficit)

Deficit
Accumulated                                                        Additional
During the
                                  Common Stock     Paid-in   Development
                               Shares      Amount   Capital      Stage
Balance, April 15, 1977           -      $     -   $     -    $     -

Common stock issued at an
 average of $0.01 per share 50,000,000     50,000    253,500        -

Additional capital contributed     -          -          500        -

Net loss from the year ended
 June 30, 1994                     -          -          -    (304,000)

Balance, June 30, 1995      50,000,000     50,000    254,000  (304,000)

Net loss for the year ended
 June 30, 1996                     -          -          -         -

Balance, June 30, 1996      50,000,000     50,000    254,000  (304,000)

Additional capital contributed     -          -          750       -

Net loss for the year ended
 June 30, 1997                     -          -          -      (2,750)

Balance, June 30, 1997      50,000,000      50,000    254,750  (306,750)

Additional capital contributed     -          -           750       -

Net loss for the year ended
 June 30, 1998                     -          -          -       (9,004)

Balance, June 30, 1998      50,000,000  $   50,000  $  255,500 (315,754)

Additional capital contributed
 (unaudited)                       -          -          1,793      -

Net loss for the three months
ended September 30, 1998
(unaudited)                        -          -          -        (3,402)

Balance, December 31, 1998
 (unaudited)                50,000,000  $   50,000  $  257,293 $(319,156)

                    FIRST TARGET ACQUISITION, INC.
                    (A Development Stage Company)
                       Statements of Cash Flows
                            (Unaudited)
                                                                      From
                                                                  Inception on
                                     For the Three  For the Six    April 15,
                                     Months Ended   Months Ended  1977 Through
                                     December 31,   December 31,  December 31,
                                     1998    1997   1998    1997      1998
CASH FLOWS FROM OPERATING
 ACTIVITIES

 Net loss                         $    (399) $  - $ (3,402) $ (750) $(319,156)
 Changes in operating assets
 and liabilities:
  Increase (decrease)
  in accounts payable                (1,027)    -    1,609     -      11,863

 Net Cash Used By Operating
 Activities                          (1,426)    -   (1,793)   (750) (307,293)

CASH FLOWS FROM INVESTING
 ACTIVITIES                            -        -      -       -         -

CASH FLOWS FROM FINANCING
 ACTIVITIES

 Contributed capital for expenses    1,426      -    1,793     750      3,793
 Issuance of common stock for cash     -        -      -       -      303,500

  Net Cash Provided By Financing
   Activities                        1,426      -    1,793     750    307,293

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                  -        -      -       -          -

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF PERIOD                   -        -      -       -          -

CASH AND CASH EQUIVALENTS AT
 END OF PERIOD                 $       -    $   -  $   -    $  -    $     -

Cash Paid For:

 Interest                      $       -    $   -  $   -    $  -     $    -
 Income taxes                  $       -    $   -  $   -    $  -     $    -

                  FIRST TARGET ACQUISITION, INC.
                  (A Development Stage Company)
                Notes to the Financial Statements
               September 30, 1998 and June 30, 1998

  NOTE 1 - ORGANIZATION AND HISTORY

  a.   Organization

The financial statements presented are those of Cookie Cup International (the Company). The Company was originally incorporated under the laws of the State of Utah on April 15, 1977. Subsequently the Corporation was "re-incorporated" under the laws of the State of Nevada on May 11, 1987.

The Company is an outgrowth of a merger between Sierra Development, (A Utah corporation that became public via an offering in October, 1977) and Cookie Cup International, (A Nevada Corporation) that merged in 1987. Sierra Development was organized as a "blind pool" corporation. Cookie Cup International was organized to engage in the retail and wholesale business of ice cream and frozen dessert novelties. The intended business of the corporation was not successful and the corporation has been dormant and operationally inactive for many years. The Company has been seeking new business opportunities believed to hold a potential profit or to merge with an existing, operating company.

  b.     Accounting Method

The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a June 30, year end.

  c.     Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

  d.     Basic Loss Per Share

The computations of basic loss per share of common stock are based on the weighted average number of shares outstanding during the period of the financial statements.

  e.     Provision for Taxes

At December 31, 1998, the Company has net operating loss carryforwards of approximately $14,000 that may be offset against future taxable income through 2013. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

  f.  Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company does not have an established source of revenues sufficient to cover its operating costs and to allow it to continue as a going concern. It is the intent of the Company to seek a merger with an existing, operating company. In the interim, shareholders of the Company have committed to meeting its minimal operating expenses.

NOTE 3 -    RELATED PARTY TRANSACTIONS

A shareholder of the Company contributed $750 for expenses paid on behalf of the Company in 1997. An additional $1,793 was contributed by the shareholder in 1998.

                                  EXHIBIT D

      None.

                                  EXHIBIT E

                               THATLOOK.COM, INC.

                       UNAUDITED FINANCIAL STATEMENTS

                FOR THE CALENDAR YEAR ENDED DECEMBER 31, 1998

COOPERATIVE IMAGES & ELECTIVE INVESTMENTS
CONSOLIDATED BALANCE SHEET
PERIODS ENDING 1998
(UNAUDITED)

                                          December
Current Assets
Cash                                      $   175,462
Doctors receivable                            215,165
In-House loans                                 13,770
Patients' loans receivable                  6,708,262
Allowance for doubtful accounts              (721,957)
Prepaid expenses and other                    147,287
    Current Assets                          6,537,989

Furniture & fixtures                           58,026
Equipment                                      55,386
Computer                                      340,145
Leasehold improvements                         11,421
    Total                                     464,978
Accumulated depreciation                       78,085
    Net property                              386,893

    Total assets                          $ 6,924,882

Current Liabilities
Accounts payable                          $ 1,791,553
Accrued liabilities                           617,042

    Total current liabilities               2,408,595

Notes payable                                 205,500
Loans payable to shareholders                 638,650
Lines of credit                             8,582,967
Holdback Leasecomm                           (479,666)
    Total long-term liabilities             8,947,451

Common Stock                                    1,012
Additional pain-in-capital                      ----
Retained earnings                          (4,432,176)
    Total shareholders' equity             (4,431,164)

Total Liab. & shareholders equity           6,924,882

Cooperative Images, Inc. and Elective Investments, Inc.
Combined Statement of Loss
For year ended December 31, 1998
(Unaudited) (Draft)

                                             1998
Loan sales                                 $2,513,341
Cost of loans                               1,879,481
    Gross profit on loans                     633,860
Fee income                                  4,412,423
Interest income                             1,387,040
    Net revenue                             6,433,323

Salaries                                    2,267,719
Payroll taxes                                 206,338
Advertising & promotions                    2,660,722
Bad debt expense                              985,906
Computer expenses                              13,423
Credit reports and bank charges               241,458
Depreciation                                   46,438
Group benefits                                 40,292
Insurance                                      19,626
Interest expense                            1,299,696
Miscellaneous                                  20,047
Office supplies & printing expense            116,180
Postage                                       118,008
Professional fees                             468,107
Profit sharing expense                          6,948
Rent and utilities                            151,969
Repairs and maintenance                        36,459
Telephone                                     500,598
Travel & entertainment                        181,714
    Total expenses                          9,381,648

Net income (loss)                         $(2,948,325)

                                  EXHIBIT F


      See attached descriptions of pending litigation and licensure status and letter of Crossway Ventures.

PENDING LEGAL ISSUES

                                                       NEXT
FILE         LEGAL                    DATE            ACTION
NUMBER       MATTER                   RECEIVED         DATE

0001      Spaneas, Charles
0002      Iadevaaia, Jacqueline       2/16/99
0003      Widcosa, Laurie             2/16/99           3/19/99
0004      Dresnen, Christian G. (Dr.) 2/22/99
0005      Kinney, Rex and Pauline
0006      Cosmedix/New Horizons       4/1/99
0007      E.S.P.C.                    2/11/99           T/B/A


PENDING LEGAL ISSUES CONTINUED

                                                             FAXED
PLAINTIFF          LEGAL          DOLLAR                       TO
DEFENDANT          FEE            EXPOSURE    NOTE          ATTORNEY

Plaintiff       ($1,000.00)     $6,757.00                   2/17/99
                   (100.00)          0.00                   2/16/99
Defendant          (250.00)     (1,000.00)    Closed        2/17/99
                   (250.00)      7,000.00                   3/2/99
Defendant       (10,000.00)    (50,000.00)
Plaintiff        (1,000.00)     14,100.00                   4/8/99
Defendant        (2,000.00)    (10,008.19)

TOTAL           (14,600.00)    (33,251.19)

<PAGE)

          FORMS       FORM      FORM     ANNUAL     BOND     OTHER     LICENSE
STATE    RECEIVED  FILLED OUT  REVIEWED   FEE       AMOUNT    FEE       FEE

2nd Quarter 1999

CA    1. License       X
          Not
         Required

NY    2.  X            X                                      150       150

TX    3.  X            X                   10                 250       500

FL    4.  X            X                                                200

NJ    5.  X            X                                      300       600

MA    6.  X            X                                      440       500

AZ    7.  X            X                   500                235       800

MD    8.  X            X                                      105       200

PA    9.  X            X                            100                 500

OH   10.  License      X
          Not
          Required

IL   11.  X            X                                      100       200

NC   12.  X            X                                      275       100

MI   13.               X                   150      325        85       150

MN   14.               X                    60                225       500

CT   15.  X            X                                      325       400

GA   16.  License      X
          Not
          Required

NV   17.  License      X
          Not
          Required

UT   18.  License      X
          Not
          Required

HI   19.  License      X
          Not
          Required

VA   20.               X

TN   21.               X                                      625        50

SC   22.  License      X
          Not
          Required

MO   23.               X                                      180       200

CO   24.  License      X
          Not
          Required

RI   25.  X            X                            250       215       250

KY   26.  License      X
          Not
          Required

LA.  27.  X            X                                                500

NH   28.  X            X                            375       225       350

WA   29.  License      X
         Not
         Required

IN   30. License       X
         Not
         Required

DE   31. X             X                  450                 125       450

DC   32.               X                            200       175       158

MS   33. X             X                  300       100       550       500

AL   34. X             X                                      300       500

WV   35. License       X
         Not
         Required

OK   36. License       X
         Not
         Required

KS   37. License       X
         Not
         Required

3rd Quarter Registration 1999.

OR   38. License       X
         Not
         Required

AR   39. License       X                  500                 300
         Not
         Required

ID   40.               X                                      145       500

ME   41. X             X                   20    25,000     volume fee  500
                                                             +205

NM   42.                                                                500

SD   43.               X                                      115       500

WI   44.               X                                      125       500

WY   45.               X                                      125       500

IA   46. X             X                   10                 125       500

AL   47.               X                                      550       500

ND   48.               X                                      160       500

NB   49.               X                                      175       500

MT   50.                                  100                 140       500


TOTAL
CHECK                  MADE
AMOUNT                 PAYABLE TO:                     ADDRESS

710                State of Michigan                   Financial institutions
                                                       Bureau, PO Box 30185,
                                                       Lansing, MI 48909, ATTN
                                                       Licensing and
                                                       Enforcement Division,
                                                       Installment
                                                       Seller/Sales Finance
                                                       License Application

785

725                Treasurer, State of Connecticut     Department of Banking,
                                                       Ccsumer Credit Div.
                                                       280 Constitution Plaza
                                                       Hartford, CT 06103

-0-

-0-87

-0-

-0-

675

380

715                Division of Banking

500                Office of Financial                 P.O. Box 94095, Baton
                   Institutions                        Rouge, Louisiana 70804

950                State of New Hampshire              State of New Hampshire,
                                                       Banking Department, 169
                                                       Manchester Street,
                                                       Concord, New Hampshire
                                                       03301

1,025              Division of Revenue, P.O.  Box      Div. of Revenue, PO Box
                   8750, Wilmington, Delaware          8750, Wilmington,
                   19899-8750                          Delaware, 19899-8750

533

1,450

800                State Banking Department

-0-

-0-

-0-

-0-

500

645

520                Office of Consumer Credit           36 State House Station
                   Regulation                          Augusta, Maine, 04333

500

615

625

625

625

1,050

660

[Letterhead of Crossway Ventures]

March 9, 1999

Gerald A. Powell, CEO               FAX 570-420-1355
thatlook.com
210 West Fourth Street, Suite 101
East Stroudsburg, PA 18301

      Re: Repurchase Proposal

Dear Gerry:

Harvey, Dick and I have had an opportunity over the weekend to review your proposal and reflect on our current and continuing business relationship with thatlook.com and Crossway. We agree with you...there is a difference in management styles. Your freedom to make appropriate business decisions as you see fit going forward is important. We can only be advisors. We are desirous of a business breakthrough for the company and will enthusiastically support you in any way we can.

With this in mind we accept you [sic] offer of a $600,000 buyout under the following conditions.

            1. Because the notes are in default, we are declaring same and look for full payout to be made by Tuesday, March 23, 1999.

            2. Accrued and unpaid interest due Crossway also paid in full by the same date.

            3.  Crossway will waive all unpaid management fees.

            4. The Crossway group will retain a 3% ongoing equity interest in the business.

I am sure that you can appreciate that this purchase must be directly with you. If you choose to resell part or all of this acquired interest to doctors or other business contacts on terms favorable to you, we understand and will be supportive. However, our sale needs to be finalized and funded prior to any resale of the Crossway interest in the company.

Gerry, we continue to marvel at your creativity and energy level. We look forward to telling our friends we knew you when and how far you have come! Your long term friendship is also important to us and we are confident we can work out the details without impairing this friendship.

                                    "Saul Epstein has the authority to sign on
Sincerely yours,                    behalf of Crossway"

/s/Saul S. Epstein                  /s/Saul S. Epstein
Saul S. Epstein                     Saul S. Epstein

     cc: Harvey Kimmell   FAX 732-818-1569
         Richard Gwinn    FAX 610-964-3630
         Mike Gardner     FAX 610-353-3764

[Letterhead of Crossway Ventures]

                                  EXHIBIT G


First Target Acquisition, Inc.
3255 South 8820 West
Magna, Utah 84044

Re:         Exchange of common stock of thatlook.com, Inc., a New Jersey corporation ("thatlook.com"), for shares of First Target Acquisition, Inc., a Nevada corporation ("FTA" or the "Company")

Ladies and Gentlemen:

            Pursuant to that certain Agreement and Plan of Reorganization (the "Plan") between the undersigned, thatlook.com, the other equity interest holders of thatlook.com and FTA, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; and that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company, including, but not limited to its 10-KSB Annual Report, its 10-QSB Quarterly Reports and its S-8 Registration Statement, all filed with the Securities and Exchange Commission during the past 12 months. I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

            I further understand that immediately prior to the completion of the Plan, FTA had no assets and no liabilities, of any measurable value, and that the completion of the Plan and the exchange of my shares of thatlook.com for shares of FTA results in a decrease in the actual percentage of ownership that my shares of thatlook.com represented in thatlook.com prior to the completion of the Plan.

            I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and the accounting firms for the Company.

            I also understand that I must bear the economic risk of ownership of the FTA shares for a long period of time, the minimum of which will be one
(1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.

            I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to thatlook.com for use by FTA as they are made to induce you to issue me the shares of FTA under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

            1. That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

            2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

            3. That I understand the meaning of "unregistered" shares and know that they are not freely tradeable;

            4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

            5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

            6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

            7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

            8. I also understand that without approval of counsel for FTA, all shares of FTA to be issued and delivered to me in exchange for my shares of thatlook.com shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

            The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established, or unless sold pursuant to Rule 144 under the Act.

            9. I hereby compromise any claims of any type or nature whatsoever that I may have against thatlook.com respecting the purchase of any of the securities of thatlook.com or based upon any violation by thatlook.com of any federal, state or foreign securities laws, rules or regulations up to and including the date of the Closing of the Plan.

            Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. FTA will attempt to accommodate any stockholders' request where its management believes the request is made for valid business or personal reasons so long as in the sole discretion of FTA, the granting of the request will not facilitate a "public" distribution of unregistered shares of FTA.

            You are requested and instructed to issue a stock certificate as follows, to-wit:


             ________________________________________________________
             (Name(s) and Number of Shares)
            ________________________________________________________
            (Address)

            ________________________________________________________
            (City, State and Zip Code)

            If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

            Dated this ________ day of __________________________, 1999.

                                    Very truly yours,


                                   /s/ Richard Gwinn

                                   /s/ Harvey Kimmel

                                   /s/ Saul Epstein

                                   /s/ Gerard A. Powell

                                   /s/ Claire Powell

                                   /s/Gerard X and Shirley Powell

                                   /s/Maureen Powell

                                   /s/Vincent J. Trapasso

                                   /s/Charlie Lynn Trapasso

                                   /s/The Gerard Group

                                   /s/Melvyn J. Dinner, M.D.

                                   /s/Francis Gaskins

                                   /s/Clarion Associates

                                   /s/Marvin Metzger

                                   /s/William R. White, Jr.

                                   /s/Vincent Mullay

                                   /s/ Susan Peterson

                                   /s/Gina Prisinzano

                                   /s/ Debbi Brink

                                   /s/Olga Mercado

                                   /s/Regina Fantry

                                   /s/Donna Sorrentino

                                   /s/Charles Daniel

                                   /s/Angela Grabowski

                                   /s/Cindy Griffith

                                   /s/Chelby Harrison

                                   /s/Kerri Miller

                                   /s/Jennifer Silfee

                                   /s/Timothy Stewart

                                   /s/John Coyle

                                   /s/Eileen White

                                   /s/Rebecca Hannon

                                   /s/Karen Morris

                                   /s/Helen Ecklund

                                   /s/Courtney Gaskins

                                   /s/Milinda Meade

                                  EXHIBIT H


        CERTIFICATE OF OFFICER AND CONTROLLING STOCKHOLDER PURSUANT TO

                     AGREEMENT AND PLAN OF REORGANIZATION


            The undersigned, the President of First Target Acquisition, Inc., a Nevada corporation ("FTA"), and the controlling stockholder of FTA, respectively, represent and warrant the following as required by the Agreement and Plan of Reorganization (the "Plan") between FTA and thatlook.com, Inc., a New Jersey corporation ("thatlook.com"), and the thatlook.com Stockholders, to-wit:

            1. That Charles Johnson is the President of FTA and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to thatlook.com and the thatlook.com Stockholders;

            2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for FTA regarding the Plan:

                (i) All representations and warranties of FTA contained within the Plan are true and correct;

               (ii) FTA has complied with all terms and provisions required of it pursuant to the Plan; and

              (iii) There have been no material adverse changes in the financial position of FTA as set forth in its audited financial statements for the years ended June 30, 1998 and 1997, and the period ended December 31, 1998, except as set forth in Exhibit D to the Plan.

            3. The undersigned controlling stockholder further agrees to indemnify and hold thatlook.com and the thatlook.com Stockholders harmless against any liability, cost and expense (including their reasonable attorney's fees) arising from any material breach of any representation or warranty of FTA under the Plan.

                                    FIRST TARGET ACQUISITION, INC.

                                    By /s/ Charles Johnson
                                    -------------------
                                    Charles Johnson, President

                                    "Controlling Stockholder"

                                    /s/ David C. Merrell
                                    --------------------
                                    David C. Merrell, doing business as
                                    Chiricahua Co.

                                  EXHIBIT I


                      CERTIFICATE OF OFFICER PURSUANT TO

                     AGREEMENT AND PLAN OF REORGANIZATION


            The undersigned, the President of thatlook.com, Inc., a New Jersey corporation ("thatlook.com"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between thatlook.com, the thatlook.com Stockholders and First Target Acquisition, Inc., a Nevada corporation ("FTA"), to-wit:

            1. That he is the President of thatlook.com and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to FTA;

            2.    Based on his personal knowledge, information, belief:

                (i) All representations and warranties of thatlook.com contained within the Plan are true and correct;

               (ii) Thatlook.com has complied with all terms and provisions required of it pursuant to the Plan; and

              (iii) There have been no material adverse changes in the financial position of thatlook.com as set forth in its unaudited financial statements for the year ended December 31, 1998, except as set forth in Exhibit F to the Plan.


                                    THATLOOK.COM, INC.


                                    By /s/ Gerard A. Powell
                                    --------------------
                                    Gerard A. Powell,  President


                                    /s/ Gerard A. Powell
                                    --------------------
                                    Gerard A. Powell, Personally